UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  January 30, 2017
ML SELECT FUTURES I L.P.
 (Exact name of registrant as specified in its charter)

Delaware	0-50269	13-3879393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Merrill Lynch Alternative Investments LLC
250 Vesey Street, 11th Floor
New York, NY 10281
 (Address and zip code of principal executive offices)
Registrant’s telephone number, including area code: (609) 274-5838
c/o Merrill Lynch Alternative Investments LLC
250 Vesey Street, 11th Floor
New York, New York 10080
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

 (a)   ML Select Futures I L.P. is the registrant (the “Registrant”).  Merrill Lynch Alternative Investments LLC is the general partner (the “General Partner”) of the Registrant.

The Registrant sent communication to its limited partners dated August 31, 2016 regarding a liquidation of the Registrant to occur as of December 31, 2016.   Subsequent to the filing of the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016 (the “Original Form 10-Q”), which was filed on November 14, 2016, the Registrant discovered an error regarding the financial statements for the quarterly period ended September 30, 2016 as the financial statements did not include disclosure regarding the Registrant’s planned liquidation nor were they presented on the  liquidation basis of accounting.

As a result of the error, on January 30, 2017,  the Registrant concluded that the financial statements for the quarterly period ended September 30, 2016 should no longer be relied upon.

The Registrant does not have an audit committee.  An authorized officer of the General Partner discussed the matters disclosed in this Current Report on Form 8-K with PricewaterhouseCoopers LLP, the Registrant’s independent registered public accounting firm.

As a result of the error discussed above and the resulting determination to amend the financial statements for the quarterly period ended September 30, 2016, management has concluded that a material weakness existed in the Registrant’s internal controls over financial reporting as of September 30, 2016.  The control to ensure key changes in the Registrant’s status are timely communicated by executive management to financial reporting personnel did not operate effectively such that the information could be assessed as to its financial statement impact prior to the filing of the financial statements.

As soon as practicable after the filing of this Current Report on Form 8-K, the Registrant will file an amendment to its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016, with respect to (i) presenting the financial statements for the quarterly period ended September 30, 2016 on the liquidation basis of accounting inclusive of the previously omitted disclosure regarding the liquidation and (ii) management’s re-evaluation of  disclosure controls and procedures.

This Current Report on Form 8-K includes information that constitutes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act (set forth in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934).  These forward-looking statements are based on the Registrant’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Registrant. Such forward-looking statements include statements regarding the corrected accounting methodology, management’s re-evaluation of disclosure controls and procedures, and the timing of the amended quarterly report on Form 10-Q/A.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ML SELECT FUTURES I L.P.

By: Merrill Lynch Alternative Investments LLC,
its general partner

By:	/s/ Barbra E. Kocsis
	Name:	Barbra E. Kocsis
	Position:	Chief Financial Officer

Date:  February 2, 2017